UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 22, 2014

AMERICAN SIERRA GOLD CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-52927	98-0528416
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

50 East 91st Street, Suite 104, Indianapolis, IN	46240
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (317) 846-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On May 22, 2014, Larry Regis, President, Chief Executive Officer and a director of American Sierra Gold Corp. (the “Company”) died. On May 27, 2014 the remaining directors appointed Gary Goodin President, Chief Executive Officer and Treasurer and Vittal Karra Vice President, Chief Operating Officer and Secretary.

Mr. Goodin had been Chief Operating Officer and Vice President of Marketing and Sales and Mr. Karra had been treasurer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERCAN SIERRA GOLD CORP.

/s/ Gary Goodin
Gary Goodin
Principal Executive Officer
Date: May 29, 2014